EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
APRIL 2017 MONTHLY DIVIDEND AND
MARCH 31, 2017 RMBS PORTFOLIO CHARACTERISTICS

	April 2017 Monthly Dividend of $0.14 Per Share
	Estimated Book Value Per Share at March 31, 2017 of $9.75
	Estimated $(0.61) per share realized and unrealized losses on RMBS and derivative instruments
	Estimated GAAP net income of $0.07 per share, which includes the estimated $(0.61) per share of realized and unrealized losses on RMBS and derivative instruments
	Estimated 0.7% total return on equity for the quarter, or 2.8% annualized
	RMBS Portfolio Characteristics as of March 31, 2017

Vero Beach, Fla., April 12, 2017 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of April 2017. The dividend of $0.14 per share will be paid May 10, 2017 to holders of record on April 28, 2017, with an ex-dividend date of April 26, 2017.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of April 12, 2017, the Company had 34,869,414 shares outstanding. At December 31, 2016, the Company had 32,962,919 shares outstanding.

Estimated March 31, 2017 Book Value Per Share

The Company's estimated book value per share as of March 31, 2017 was $9.75.  The Company computes book value per share by dividing total stockholders' equity by the total number of outstanding shares of common stock. At March 31, 2017, the Company's preliminary estimated total stockholders' equity was approximately $334.2 million with 34,270,126 common shares outstanding. These figures and the resulting estimated book value per share are preliminary, subject to change, and subject to review by the Company's independent registered public accounting firm.

Estimated Net Income Per Share and Realized and Unrealized Gains and Losses on RMBS and Derivative Instruments

The Company estimates it generated net income per common share of $0.07, which includes ($0.61) per common share of realized and unrealized gains and losses on RMBS and derivative instruments for the quarter ended March 31, 2017.  These figures compare to three monthly dividends declared during the quarter of $0.14, for a total of $0.42 declared during the quarter.  Net income per common share calculated under generally accepted accounting principles can, and does, differ from our REIT taxable income.  The Company views REIT taxable income as a better indication of income to be paid in the form of a dividend rather than net income. Many components of REIT taxable income can only be estimated at this time and our monthly dividends declared are based on both estimates of REIT taxable income to be earned over the course of the current quarter and calendar year and a longer term estimate of the REIT taxable income of the Company. These figures are preliminary, subject to change, and subject to review by the Company's independent registered public accounting firm.

Estimated Return on Equity

The Company's estimated total return on equity for the quarter ended March 31, 2017 was 0.7%, or 2.8% on an annualized basis. The Company calculates total return on equity as the sum of dividends declared and paid during the quarter plus changes in book value during the quarter, divided by the Company's stockholders' equity at the beginning of the quarter.  The total return was $0.07 per share, comprised of dividends per share of $0.42 and a decrease in book value per share of $0.35 from December 31, 2016.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of March 31, 2017 are presented below. These figures are preliminary and subject to change and, with respect to figures that will appear in the Company's financial statements and associated footnotes as of and for the quarter ended March 31, 2017, are subject to review by the Company's independent registered public accounting firm.

	RMBS Valuation Characteristics
	RMBS Assets by Agency
	Investment Company Act of 1940 Whole Pool Test Results
	Repurchase Agreement Exposure by Counterparty
	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2016.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Mar 2017 CPR
Asset Category	Face	Value	Price	Portfolio	Coupon	(Reported in Apr)
As of March 31, 2017
Adjustable Rate RMBS	$1,832	$1,947	106.26	0.06%	3.52%	0.06%
10-1 Hybrid Rate RMBS	42,680	43,756	102.52	1.34%	2.55%	0.60%
Hybrid Adjustable Rate RMBS	42,680	43,756	102.52	1.34%	2.55%	0.60%
15 Year Fixed Rate RMBS	80,902	84,266	104.16	2.58%	3.28%	9.20%
20 Year Fixed Rate RMBS	237,234	253,347	106.79	7.77%	4.00%	10.36%
30 Year Fixed Rate RMBS	2,536,513	2,724,344	107.41	83.52%	4.40%	6.19%
Total Fixed Rate RMBS	2,854,649	3,061,957	107.26	93.87%	4.33%	6.62%
Total Pass-through RMBS	2,899,161	3,107,660	107.19	95.27%	4.31%	6.53%
Interest-Only Securities	815,467	107,214	13.15	3.29%	3.74%	13.30%
Inverse Interest-Only Securities	243,293	47,143	19.38	1.45%	5.26%	13.71%
Structured RMBS	1,058,760	154,357	14.58	4.73%	4.20%	13.40%
Total Mortgage Assets	$3,957,921	$3,262,017		100.00%	4.20%	10.67%

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value	Portfolio	Asset Category	Value	Portfolio
As of March 31, 2017			As of March 31, 2017
Fannie Mae	$2,491,752	76.4%	Whole Pool Assets	$2,882,507	88.4%
Freddie Mac	761,590	23.3%	Non Whole Pool Assets	379,510	11.6%
Ginnie Mae	8,675	0.3%	Total Mortgage Assets	$3,262,017	100.0%
Total Mortgage Assets	$3,262,017	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of March 31, 2017	Borrowings	Debt	in Days	Maturity
Wells Fargo Bank, N.A.	$423,078	13.8%	11	4/12/2017
Citigroup Global Markets Inc	286,584	9.4%	27	6/12/2017
ICBC Financial Services LLC	240,705	7.9%	43	6/13/2017
J.P. Morgan Securities LLC	231,617	7.6%	13	4/28/2017
RBC Capital Markets, LLC	229,689	7.5%	12	4/12/2017
Cantor Fitzgerald & Co	228,461	7.5%	18	4/21/2017
Mitsubishi UFJ Securities (USA), Inc	207,082	6.8%	21	6/12/2017
South Street Securities, LLC	172,080	5.6%	7	4/21/2017
ED&F Man Capital Markets Inc	153,325	5.0%	59	6/12/2017
KGS-Alpha Capital Markets, L.P	149,426	4.9%	44	6/14/2017
Merrill Lynch, Pierce, Fenner & Smith Incorporated	149,096	4.9%	17	5/1/2017
Daiwa Securities America Inc.	123,675	4.1%	13	4/20/2017
Goldman, Sachs & Co	111,342	3.6%	70	6/13/2017
Guggenheim Securities, LLC	81,432	2.7%	78	6/29/2017
FHLB-Cincinnati	80,435	2.6%	3	4/3/2017
Natixis, New York Branch	72,100	2.4%	6	4/17/2017
Nomura Securities International, Inc.	65,701	2.2%	38	5/19/2017
Mizuho Securities USA, Inc	44,780	1.5%	17	4/20/2017
Total Borrowings	$3,050,608	100.0%	25	6/29/2017

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of March 31, 2017
Adjustable Rate RMBS	$1,947	3	10.04%	2.00%	$8	$(8)
Hybrid Adjustable Rate RMBS	43,756	70	7.55%	2.00%	673	(767)
Total Fixed Rate RMBS	3,061,957	n/a	n/a	n/a	58,690	(73,912)
Total Pass-through RMBS	3,107,660	n/a	n/a	n/a	59,371	(74,687)
Interest-Only Securities	107,214	n/a	n/a	n/a	(14,040)	10,713
Inverse Interest-Only Securities	47,143	1	6.22%	n/a	2,000	(3,305)
Structured RMBS	154,357	n/a	n/a	n/a	(12,040)	7,408
Total Mortgage Assets	$3,262,017	n/a	n/a	n/a	$47,331	$(67,279)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$953,333	Dec-2020	$(16,538)	$17,875
Treasury Futures Contracts - Short Positions			465,000	Jun-2027	(18,072)	17,361
Payer Swaps			800,000	Mar-2022	(12,599)	12,599
TBA Short Positions			337,000	Apr-2017	(7,992)	9,620
Total Hedges					(55,201)	57,455

Grand Total					$(7,870)	$(9,824)

March 31, 2017 Repo Balance			$3,050,608
March 31, 2017 Estimated Shareholder's Equity			$334,213
Projected Leverage			9.1x
TBA Short Positions			$337,000
Effective Leverage			8.1x

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at a price of $124.28 at March 31, 2017. The nominal value of the short position was $577.9 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400